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Fund Profile

November 30, 1998

T. Rowe Price Equity Income Fund

 A stock fund seeking substantial dividend income and long-term capital growth.

 This profile summarizes key information about the fund that is included in the fund's prospectus. The fund's prospectus includes additional information about the fund, including a more detailed description of the risks associated with investing in the fund that you may want to consider before you invest. You may obtain the prospectus and other information about the fund at no cost by calling 1-800-541-6155, or by visiting our Web site at www.troweprice.com.



 1. What is the fund's objective?

   To provide substantial dividend income as well as long-term growth of capital through investments in the common stocks of established companies.


 2. What is the fund's principal investment strategy?

   We will normally invest at least 65% of the fund's assets in the common stocks of well-established companies paying above-average dividends.

   We typically employ a "value" approach in selecting investments. Our in-house research team seeks companies that appear to be undervalued by various measures and may be temporarily out of favor, but have good prospects for capital appreciation and dividend growth.

   In selecting investments, we generally look for companies with the following:

  . An established operating history.

  . Above-average dividend yield relative to the S&P 500.
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T. ROWE PRICE
  . Low price/earnings ratio relative to the S&P 500.

  . A sound balance sheet and other positive financial characteristics.


  . Low stock price relative to a company's underlying value as measured by assets, cash flow, or business franchises.

   Most of the fund's assets will be invested in U.S. common stocks. We may also invest in other securities, including foreign securities, convertibles, warrants, preferred stocks, corporate and government debt, futures, and options, in keeping with the fund's objective.


   Further information about the fund's investments, including a review of market conditions and fund strategies and their impact on performance, is available in the annual and semiannual shareholder reports. To obtain free copies of any of these documents, or for shareholder inquiries, call 1-800-541-6155.


 3. What are the main risks of investing in the fund?


   As with all stock funds, this fund's share price and return can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, our assessment of companies held in the fund may prove incorrect, resulting in losses or poor performance even in a rising market.

   The fund's emphasis on stocks of established companies paying high dividends and its potential investments in fixed income securities may limit its potential for appreciation in a broad market advance. Such securities may also be hurt when interest rates rise sharply. The fund's value approach carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.

   To the extent the fund invests in foreign securities, it is also subject to the risk that some holdings may lose value because of declining foreign currencies or adverse political or economic events overseas.

   As with any mutual fund, there can be no guarantee the fund will achieve its objective.


  . The fund's share price may decline, so when you sell your shares, you may lose money. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
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 4. How can I tell if the fund is appropriate for me?

   Consider your investment goals, your time horizon for achieving them, and your tolerance for the inherent risk of common stock investments. If you seek a relatively conservative equity investment that provides substantial dividend income along with the potential for capital growth, the fund could be an appropriate part of your overall investment strategy. This fund should not represent your complete investment program or be used for short-term trading purposes.

   The fund can be used in both regular and tax-deferred accounts, such as IRAs.

  . Equity investors should have a long-term investment horizon and be willing to wait out market declines.


 5. How has the fund performed in the past?

   The bar chart shows the fund's actual performance for each of the last 10 calendar years. This chart and the average annual return table indicate risk by illustrating how much returns can differ from one year to the next. The fund's past performance is no guarantee of its future returns.


 INPUT NEW BAR CHART FORMAT HERE
  Calendar Year Total Returns
 --------------------------------
  1988               27.60%
  1989                13.74
  1990                -6.79
  1991                25.28
  1992                14.13
  1993                14.84
  1994                4.53
  1995                33.35
  1996                20.40
  1997                28.82
 --------------------------------






   The fund can also experience short-term performance swings. The best calendar quarter return during the years depicted in the chart was 14.76% in the first quarter of 1991, and the worst was -13.46% in the third quarter of 1990.
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T. ROWE PRICE


                                        Average Annual Total Returns
                                      Periods ended September 30, 1998

 ------------------------------------- 1 year     5 years     10 years

  Equity Income Fund                  2.38%      16.99%      14.23%
                                      -----------------------------------
  S&P 500 Stock Index                 9.05       19.91       17.29
  Lipper Equity Income Funds Average  0.10       13.99       13.19
 -----------------------------------------------------------------------------



 These figures include changes in principal value, reinvested dividends, and capital gain distributions, if any.


 6. What fees or expenses will I pay?

   The fund is 100% no load. There are no fees or charges to buy or sell fund shares, reinvest dividends, or exchange into other T. Rowe Price funds. There are no 12b-1 fees.


                                  Annual fund operating expenses
                           (expenses that are deducted from fund assets)
  Management fee                               0.57%
  Other expenses                               0.22%
  Total annual fund                            0.79%
  operating expenses
 ------------------------------------------------------------------------------






   Example. The following table gives you a rough idea of how expense ratios may translate into dollars and helps you to compare the cost of investing in this fund with the cost of investing in other funds. Although your actual costs may be higher or lower, the table shows expenses you would pay if operating expenses remain the same, you invest $10,000, you earn a 5% annual return, and you hold the investment for the following periods:

                             1 year                             3 years      5 years      10 years
                              $81                                $252         $439          $978
    -------------------------------------------------------------------------------------------------




 7. Who manages the fund?

   The fund is managed by T. Rowe Price Associates. Founded in 1937, T. Rowe Price and its affiliates manage investments for individual and institutional accounts. The company offers a comprehensive array of stock, bond, and money market funds directly to the investing public.

   Brian C. Rogers manages the fund day-to-day and has been chairman of its Investment Advisory Committee since 1993. He joined T. Rowe Price in 1982 and has been managing investments since 1983.
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 8. How can I purchase shares?

   Fill out and return a new account form in the postpaid envelope, along with your check. The minimum initial purchase is $2,500 ($1,000 for IRAs and gifts or transfers to minors) or $50 if investing through Automatic Asset Builder. The minimum subsequent investment is $100 ($50 for IRAs, gifts or transfers to minors, or Automatic Asset Builder). You can also open an account by bank wire, by exchanging from another T. Rowe Price fund, or by transferring assets from another financial institution. Employer-sponsored retirement plans have separate requirements; see your plan administrator.


 9. How can I sell shares?

   You may redeem or sell any portion of your regular or IRA account on any business day. Simply write to us or call. You can also access your account at any time via Tele*Access(R) or our Web site. We offer free exchange among our entire family of domestic and international funds. Restrictions may apply in special circumstances, and some redemption requests need a signature
   guarantee.   A $5 fee is charged for wire redemptions under $5,000.
   Employer-sponsored retirement plans have separate procedures or restrictions; see your plan administrator.


 10. When will I receive income and capital gains distributions?

   The fund distributes income quarterly and net capital gains, if any, at year-end. For regular accounts, income and short-term gains are taxable at ordinary income rates, and long-term gains are taxable at the capital gains rate. Distributions are reinvested automatically in additional shares unless you choose another option, such as receiving a check. Distributions paid to IRAs and employer-sponsored retirement plans are automatically reinvested.


 11. What services are available?

   A wide range, including but not limited to:

  . retirement plans for individuals and large and small businesses;

  . automated information and transaction services by telephone or computer;

  . electronic transfers between fund and bank accounts;

  . automatic investing and automatic exchange;

  . discount brokerage.


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T. ROWE PRICE

To open an account
 Investor Services

 1-800-541-6155


For Existing Funds, Asset Manager, or Brokerage Accounts
 Shareholder Services
 1-800-225-5132


For Yields and Prices and Account Transactions
 Tele*Access/(R)/
 1-800-638-2587
 24 hours, 7 days


For fund information
and account transactions
on the Internet
 www.troweprice.com

 T. Rowe Price
 100 East Pratt Street
 Baltimore, MD 21202
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